UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2023

Liberty Resources Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40883	86-3485220
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 East 53rd St.

Suite 3001

New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 1-305-809-7217

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	LIBYU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	LIBY	The Nasdaq Stock Market LLC
Redeemable Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	LIBYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 15, 2023, Liberty Resources Acquisition Corp., a Delaware corporation (the “Company”), received a written notice (the “Public Float Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) notifying the Company that it no longer meets the minimum 1,100,000 publicly held shares required for continued listing on Nasdaq pursuant to Nasdaq Listing Rule 5450(b)(1)(B) (the “Public Float Standard”). The Company believes that the Public Float Notice may have been issued in error. The Company plans to discuss the Public Float Notice with Nasdaq to get the Public Float Notice rescinded. If the Company is unable to get the Public Float Notice rescinded, the Public Float Notice indicates that the Company, pursuant to the Listing Rules, has up to 45 calendar days or July 31, 2023, to provide Nasdaq with a plan to regain compliance (the “Company’s Plan”). Further, the Public Notice states that if Nasdaq accepts the Company’s Plan, the Company will be granted an extension of up to 180 calendar days from the date of the Public Float Notice in which it can regain compliance.

The Public Float Notice serves only as a notification of deficiency, not of imminent delisting, and has no immediate effect on the listing or trading of the Company’s securities on the Nasdaq Global Market. The Company intends to submit the Company’s Plan to regain compliance with Rule 5450(b)(1)(B) within the 45 calendar day period and will evaluate available options to regain compliance with the Public Float Standard. While the Company is exercising diligent efforts to maintain the listing of its common stock on Nasdaq Global Market, there can be no assurance that the Company will be able to regain or maintain compliance with Nasdaq Global Market Public Float Standard. The Company, by filing this Current Report Form 8-K, discloses its receipt of the Public Float Notice in accordance with Nasdaq Listing Rule 5810(b).

Item 9.01.	Exhibits.

Exhibit Number	Description of Exhibit
104	Cover Page Interactive Data File (embedded with the Inline XRBL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY RESOURCES ACQUISITION CORP.

Date: June 20, 2023	By:	/s/ Dato’ Maznah Binti Abdul Jalil
Dato’ Maznah Binti Abdul Jalil
Chief Executive Officer